Rule 497(e)

Registration Nos. 333-207937 and 811-23108

Amplify ETF Trust

Amplify Seymour Cannabis ETF

(the Fund”)

Supplement to the Fund’s Prospectus and Statement of Additional Information

April 17, 2020

1.	Notwithstanding anything to the contrary in the Fund’s prospectus and statement of additional information, each reference to “Nottingham Shareholder Services, LLC” and “The Nottingham Company” is deleted in its entirety and replaced with “U.S. Bancorp Fund Services, LLC,” which will serve as the administrator, fund accounting and transfer agent for the Fund. Additionally, notwithstanding anything to the contrary in the Fund’s prospectus and statement of additional information, the address for U.S. Bancorp Fund Services, LLC in each instance is updated to “615 East Michigan Street, Milwaukee, Wisconsin 53202” and replaces the address listed for Nottingham Shareholder Services, LLC and The Nottingham Company.

2.	Notwithstanding anything to the contrary in the Fund’s statement of additional information, the section entitled “Creation and Redemption of Creation Unit Aggregations” is revised to delete the second and third paragraphs of the subsection “Procedures for Creation of Creation Unit Aggregations” in its entirety and replace it with the following:

Orders to create Creation Unit Aggregations must be received by the transfer agent no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the net asset value of shares of the Fund as next determined on such date after receipt of the order in proper form. This deadline may be extended upon agreement between the transfer agent, AP and the Fund. In the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an AP by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the transfer agent or an AP.

The Fund may also accept orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), which must be submitted as a “Future Dated Traded” set for one or more Creation Units between 4:30 p.m. Eastern Time and 5:30 p.m. Eastern Time (the “Order Window”) in the manner set forth in the Participant Agreement and/or applicable order form. This deadline may be extended upon agreement between the transfer agent, AP and the Fund. In the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an AP by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the transfer agent or an AP.

3.	Notwithstanding anything to the contrary in the Fund’s statement of additional information, the section entitled “Creation and Redemption of Creation Unit Aggregations” is revised to add the following disclosure as the sixth paragraph to the subsection “Redemptions of Creation Unit Aggregations—Redemption of Fund Shares in Creation Unit Aggregations”:

Orders to redeem Creation Unit Aggregations must be received by the transfer agent no later than Closing Time (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for redemption of Creation Unit Aggregations to be effected based on the net asset value of shares of the Fund as next determined on such date after receipt of the order in proper form. This deadline may be extended upon agreement between the transfer agent, AP and the Fund. The Fund may also accept orders to redeem Creation Unit Aggregations, which must be submitted as a “Future Dated Traded” set for one or more Creation Units between the Order Window in the manner set forth in the Participant Agreement and/or applicable order form. This deadline may be extended upon agreement between the transfer agent, AP and the Fund.

Please Keep This Supplement With Your Prospectus
and Statement of Additional Information For Future Reference